UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 18, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 1-11775

TIMCO AVIATION SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	65-0665658 (IRS Employer Identification No.)

623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)

(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 15, 2004, TIMCO Aviation Services, Inc. issued a press release (the “Press Release”) reporting the resignation of the Company’s Executive Vice President and Chief Financial Officer, C. Robert Campbell. Mr. Campbell resigned to pursue other interests and did not resign because of any disagreements with the Company over matters of Company operations, policies or procedures, including any matter of accounting principles or practices or financial statement disclosure. A copy of the Company’s press release announcing Mr. Campbell’s resignation is attached to this report as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TIMCO Aviation Services, Inc. on October 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ Roy T. Rimmer, Jr.

Chairman and Chief Executive Officer

Dated: October 18, 2004

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Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued by TIMCO Aviation Services, Inc. on October 15, 2004

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